Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(1.23)	$0.11	$0.18	$0.64	$0.29	$0.34	$(0.60)	$(0.11)
Notable items impact on earnings per share(a)	(1.57)	(0.09)	(0.22)	(0.11)	(0.48)	0.09	(0.72)	(0.19)
Adjusted diluted net earnings per share(a)	$0.34	$0.20	$0.40	$0.75	$0.77	$0.25	$0.12	$0.08
Diluted weighted average # of shares outstanding	351.0	384.1	387.2	387.5	387.6	387.4	385.8	385.0

Total Net Sales	$2,092	$1,934	$2,205	$2,928	$2,521	$1,900	$2,177	$2,753
Cost of goods sold	1,812	1,691	1,910	2,432	2,055	1,590	1,950	2,473
Gross Margin	$280	$243	$295	$496	$466	$310	$227	$280
SG&A	83	94	79	79	90	94	78	78
Other operating (income) expense(t)	70	68	20	24	118	14	391	62
Operating earnings	$127	$81	$196	$393	$258	$202	$(242)	$140
Interest expense, net	(40)	(49)	(45)	(41)	(31)	(47)	(46)	(43)
Consolidated foreign currency gain/(loss)	(27)	(32)	(79)	(2)	(79)	23	21	(54)
Earnings from consolidated companies before income taxes	59	(7)	70	342	145	176	(271)	52
Provision for (benefit from) income taxes	490	(50)	4	91	33	46	(52)	69
Earnings (loss) from consolidated companies	$(431)	$43	$66	$251	$112	$130	$(219)	$(17)
Equity in net earnings (loss) of nonconsolidated companies	1	(3)	2	(2)	(1)	—	(11)	(23)
Less: Net earnings (loss) attributable to noncontrolling interests	1	(2)	—	2	(1)	(1)	3	4
Net earnings (loss) attributable to Mosaic	$(431)	$42	$68	$247	$112	$131	$(233)	$(44)
After tax Notable items included in earnings	$(550)	$(35)	$(86)	$(41)	$(185)	$33	$(277)	$(72)

Gross Margin Rate	13%	13%	13%	17%	18%	16%	10%	10%

Effective Tax Rate (including discrete tax)	828%	714%	5%	26%	23%	26%	19%	133%
Discrete Tax benefit (expense)	$(463)	$48	$13	$(29)	$(33)	$—	$(10)	$(16)

Depreciation, Depletion and Amortization	$172	$217	$217	$215	$235	$218	$221	$211
Accretion Expense	$6	$12	$12	$13	$11	$15	$13	$16
Share-Based Compensation Expense	$3	$15	$7	$3	$2	$15	$7	$2
Notable Items	$95	$115	$128	$13	$176	$(42)	$347	$69
Adjusted EBITDA(b)	$375	$399	$480	$622	$603	$430	$349	$366

Net cash provided by (used in) operating activities	$411	$(71)	$807	$524	$150	$(176)	$507	$486
Cash paid for interest (net of amount capitalized)	57	11	78	9	76	11	92	14
Cash paid for income taxes (net of refunds)	(53)	13	14	(13)	(48)	94	10	11
Net cash used in investing activities	$(25)	$(1,220)	$(197)	$(244)	$(284)	$(329)	$(359)	$(327)
Capital expenditures	(230)	(223)	(201)	(241)	(289)	(314)	(295)	(322)
Net cash (used in) provided by financing activities	$1,090	$(213)	$(170)	$(297)	$(45)	$22	$(143)	$105
Cash dividends paid	(9)	(10)	(10)	(10)	(10)	(10)	(19)	(19)
Effect of exchange rate changes on cash	$(8)	$13	$(65)	$(11)	$(1)	$14	$11	$(24)
Net change in cash and cash equivalents	$1,468	$(1,491)	$375	$(28)	$(180)	$(469)	$16	$240

Short-term debt	$6	$72	$20	$26	$12	$168	$94	$88
Long-term debt (including current portion)	5,222	5,074	4,998	4,584	4,518	4,574	4,585	4,576
Cash & cash equivalents	2,154	659	1,035	1,030	848	385	402	641
Net debt	$3,074	$4,487	$3,983	$3,580	$3,682	$4,357	$4,277	$4,023

Segment Contributions (in millions)
Phosphates	$997	$866	$1,053	$1,041	$926	$806	$917	$820
Potash	496	404	569	609	592	504	599	616
Mosaic Fertilizantes	520	665	713	1,400	969	698	833	1,388
Corporate and Other(c)	79	(1)	(130)	(122)	34	(108)	(172)	(71)
Total net sales	$2,092	$1,934	$2,205	$2,928	$2,521	$1,900	$2,177	$2,753

Phosphates	$71	$78	$142	$170	$83	$44	$(393)	$(70)
Potash	97	92	121	149	149	176	174	148
Mosaic Fertilizantes	10	13	17	123	85	27	2	98
Corporate and Other(c)	(51)	(102)	(84)	(49)	(59)	(45)	(25)	(36)
Consolidated operating earnings (loss)	$127	$81	$196	$393	$258	$202	$(242)	$140

Phosphates(d)	2,496	1,945	2,302	2,235	1,876	1,790	2,184	2,194
Potash(d)	2,217	1,690	2,364	2,428	2,301	1,861	2,163	2,321
Mosaic Fertilizantes	1,399	1,584	1,846	3,595	2,108	1,528	2,101	3,424
Corporate and Other	497	266	348	311	438	249	333	348
Total finished product tonnes sold ('000 tonnes)	6,609	5,485	6,860	8,569	6,723	5,428	6,781	8,287
Percent specialty(e)	18%	22%	25%	26%	23%	21%	27%	24%

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$997	$866	$1,053	$1,041	$926	$806	$917	$820
Cost of Goods Sold	864	769	899	861	775	751	929	839
Gross Margin	$133	$97	$154	$180	$151	$55	$(12)	$(19)
Notable Items Included in Gross Margin	—	(15)	(6)	—	—	(9)	(5)	(7)
Adjusted Gross Margin(b)	$133	$112	$160	$180	$151	$64	$(7)	$(12)

SG&A	15	13	11	11	13	7	7	9
Other operating (income) expense(r)	47	6	1	(1)	55	4	374	42

Operating Earnings	$71	$78	$142	$170	$83	$44	$(393)	$(70)
Plus: Depreciation, Depletion and Amortization	89	99	102	101	101	103	105	109
Plus: Accretion Expense	5	9	10	10	8	12	10	12
Plus: Foreign Exchange Gain (Loss)	1	4	1	(1)	7	2	(2)	4
Plus: Other Income (Expense)	(1)	(5)	(3)	(7)	—	1	—	12
Plus: Equity in net earnings (loss) of nonconsolidated companies	1	(4)	1	(2)	(1)	—	(12)	(23)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	2	(1)	1	2	(1)	1	5	5
Plus: Notables Items	38	16	(1)	8	41	7	371	6
Adjusted EBITDA(b)	$201	$198	$251	$277	$240	$168	$74	$45

Capital expenditures	$110	$100	$92	$103	$119	$120	$122	$124
Gross Margin $ / tonne of finished product	$53	$49	$67	$80	$81	$31	$(7)	$(10)
Adjusted Gross Margin $ / tonne of finished product	$53	$57	$70	$80	$81	$36	$(5)	$(6)
Gross margin as a percent of sales	13%	11%	15%	17%	16%	7%	(1)%	(2)%

Freight included in finished goods (in millions)	$107	$77	$100	$92	$86	$74	$91	$86
Idle/Turnaround costs (excluding notable items)	$27	$27	$24	$35	$47	$37	$43	$18

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,663	1,295	1,332	1,261	1,059	1,141	1,275	1,311
Specialty(f)	833	650	970	974	817	649	909	883
Total Finished Product(d)	2,496	1,945	2,302	2,235	1,876	1,790	2,184	2,194

Average finished product selling price (destination)(g)	$399	$431	$450	$454	$479	$442	$398	$355

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,322	2,045	2,081	2,115	2,117	1,992	2,050	2,111
Operating Rate(i)	79%	84%	86%	87%	87%	82%	85%	87%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$298	$344	$325	$329	$343	$352	$337	$306
Sulfur (long ton)(k)	$97	$128	$139	$137	$149	$153	$138	$119
Blended rock	$55	$55	$59	$57	$59	$61	$63	$65

Phosphate cash conversion costs, production / tonne	$64	$64	$64	$63	$61	$63	$67	$65
U.S. mined rock costs, cash produced / tonne	$35	$35	$36	$40	$43	$43	$40	$41

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$496	$404	$569	$609	$592	$504	$599	$616
Cost of Goods Sold	383	301	437	448	390	318	418	458
Gross Margin	$114	$103	$132	$161	$202	$186	$181	$158
Notable Items Included in Gross Margin	—	(5)	(4)	—	—	—	—	(12)
Adjusted Gross Margin(b)	$114	$108	$136	$161	$202	$186	$181	$170

SG&A	10	8	9	8	10	6	5	6
Other operating (income) expense	7	3	2	4	43	4	2	4

Operating Earnings	$97	$92	$121	$149	$149	$176	$174	$148
Plus: Depreciation, Depletion and Amortization	72	76	73	73	80	78	79	63
Plus: Accretion Expense	1	1	1	1	1	1	1	3
Plus: Foreign Exchange Gain (Loss)	(13)	(30)	(23)	22	(86)	37	26	(20)
Plus: Other Income (Expense)	—	—	—	—	1	1	—	1
Plus: Notable Items	13	35	27	(22)	125	(37)	(26)	20
Adjusted EBITDA(b)	$170	$174	$199	$223	$270	$256	$254	$215

Capital expenditures	$103	$104	$80	$98	$148	$140	$130	$153
Gross Margin $ / tonne of finished product	$51	$61	$56	$66	$88	$100	$84	$68
Adjusted Gross Margin $ / tonne of finished product	$51	$64	$58	$66	$88	$100	$84	$73
Gross margin as a percent of sales	23%	25%	23%	26%	34%	37%	30%	26%

Supplemental Cost Information
Canadian resource taxes	$19	$26	$34	$41	$59	$47	$56	$58
Royalties	$9	$8	$9	$10	$12	$11	$11	$9
Brine inflow expenses(s)	$36	$39	$39	$37	$39	$36	$36	$32
Freight(l)	$80	$71	$87	$84	$71	$53	$68	$79
Idle/Turnaround costs (excluding notable items)	$—	$5	$15	$37	$13	$11	$25	$49

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,026	1,525	2,125	2,187	2,143	1,729	1,919	2,099
Specialty(m)	191	165	239	241	158	132	244	222
Total Finished Product(d)	2,217	1,690	2,364	2,428	2,301	1,861	2,163	2,321

Average finished product selling price (destination)(g)	$224	$239	$241	$251	$257	$271	$277	$266

Production Volumes ('000 tonnes)
Production Volume	2,149	2,275	2,151	2,220	2,593	2,254	2,180	1,771
Operating Rate	87%	87%	82%	85%	99%	86%	83%	67%

MOP cash costs of production including brine / production tonne(n)	$87	$86	$85	$79	$72	$84	$83	$97
MOP cash costs of brine management / production tonne	$14	$15	$16	$14	$13	$13	$14	$15

Average CAD / USD	$1.270	$1.264	$1.291	$1.307	$1.322	$1.329	$1.338	$1.320

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2017		Q1 2018		Q2 2018		Q3 2018		Q4 2018		Q1 2019		Q2 2019		Q3 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales		$520		$665		$713		$1,400		$969		$698		$833		$1,388
Cost of Goods Sold		487		606		660		1,248		851		646		798		1,256
Gross Margin		$32		$59		$53		$152		$118		$52		$35		$132
Notable Items Included in Gross Margin		—		—		—		—		—		—		—		—
Adjusted Gross Margin(b)		$32		$59		$53		$152		$118		$52		$35		$132

SG&A		22		21		26		23		24		22		22		23
Other operating (income) expense		1		25		10		6		9		3		11		11

Operating Earnings		$10		$13		$17		$123		$85		$27		$2		$98
Plus: Depreciation, Depletion and Amortization		4		37		37		36		49		32		32		34
Plus: Accretion Expense		—		2		1		2		2		2		2		1
Plus: Foreign Exchange Gain (Loss)	(19)		(5)		(57)		(21)		(2)		(9)		(3)		(39)
Plus: Other Income (Expense)	(1)			—	(1)		(1)			1	(2)		(2)		(2)
Less: Earnings from Consolidated Noncontrolling Interests		1		—		—		1		2		—		—		1
Plus: Notable Items		19		21		63		25		5		12		7		35
Adjusted EBITDA(b)		$13		$68		$60		$163		$138		$62		$38		$126

Capital expenditures		$16		$18		$29		$40		$61		$53		$41		$43
Gross Margin $ / tonne of finished product		$23		$37		$29		$42		$56		$34		$17		$39
Adjusted Gross Margin $ / tonne of finished product		$23		$37		$29		$42		$56		$34		$17		$39
Gross margin as a percent of sales	6%		9%		7%		11%		12%		8%		4%		10%
Idle/Turnaround costs (excluding notable items)		$—		$5		$23		$25		$6		$15		$36		$28

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil		85		427		636		1,214		570		412		763		846
Potash produced in Brazil		—		99		66		82		75		72		81		88
Purchased nutrients for distribution(q)		1,314		1,058		1,144		2,299		1,463		1,044		1,257		2,490
Total Finished Product		1,399		1,584		1,846		3,595		2,108		1,528		2,101		3,424

Average finished product selling price (destination)(g)		$372		$420		$386		$389		$460		$457		$396		$405

Production Volumes ('000 tonnes)
Total tonnes produced(o)		—		987		822		920		1,019		889		687		765
Operating Rate	—%		81%		67%		75%		82%		72%		56%		62%

Purchases ('000 tonnes)
DAP/MAP from Mosaic		150		70		216		97		156		162		301		201
MicroEssentials® from Mosaic		55		182		392		394		90		202		356		294
Potash from Mosaic/Canpotex		346		389		770		841		361		452		558		868

Phosphate cash conversion costs in BRL, production / tonne	R$	—	R$	262	R$	264	R$	268	R$	268	R$	285	R$	379	R$	351
Potash cash conversion costs in BRL, production / tonne	R$	—	R$	567	R$	946	R$	513	R$	651	R$	516	R$	613	R$	665
Mined rock costs in BRL, cash produced / tonne	R$	—	R$	335	R$	335	R$	346	R$	369	R$	344	R$	336	R$	299

Average BRL / USD		$3.308		$3.246		$3.604		$3.955		$3.804		$3.771		$3.920		$3.969

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$79	$(1)	$(130)	$(122)	$34	$(108)	$(172)	$(71)
Cost of Goods Sold	78	15	(86)	(125)	39	(125)	(195)	(80)
Gross Margin (Loss)	$1	$(16)	$(44)	$3	$(5)	$17	$23	$9
Notable items Included in Gross Margin	(17)	(12)	(34)	11	2	25	7	(7)
Adjusted Gross Margin (Loss)(b)	$18	$(4)	$(10)	$(8)	$(7)	$(8)	$16	$16

SG&A	37	52	33	37	43	59	44	40
Other operating (income) expense	15	34	7	15	11	3	4	5

Operating Earnings (Loss)	$(51)	$(102)	$(84)	$(49)	$(59)	$(45)	$(25)	$(36)
Plus: Depreciation, Depletion and Amortization	7	5	5	5	5	5	5	5
Plus: Share-Based Compensation Expense	3	15	7	3	2	15	7	2
Plus: Foreign Exchange Gain (Loss)	5	(1)	—	(2)	2	(7)	—	1
Plus: Other Income (Expense)	—	(2)	2	(1)	(2)	(2)	(2)	(2)
Plus: Equity in net earnings (loss) of nonconsolidated companies	—	—	—	—	—	—	1	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(1)	(1)	(1)	(2)	(2)	(2)	(2)
Plus: Notable Items	25	43	39	2	5	(24)	(5)	8
Adjusted EBITDA(b)	$(9)	$(41)	$(30)	$(41)	$(45)	$(56)	$(17)	$(20)

Elimination of profit in inventory income (loss) included in COGS	$(18)	$(8)	$(21)	$(7)	$(7)	$(12)	$13	$28
Unrealized gain (loss) on derivatives included in COGS	$(17)	$(12)	$(34)	$11	$2	$25	$7	$(6)

Operating Data

Sales volumes ('000 tonnes)	497	266	348	311	438	249	333	348
Average finished product selling price (destination)(g)	$387	$333	$396	$377	$431	$372	$399	$385

Purchases ('000 tonnes)
DAP/MAP from Mosaic	50	—	22	47	47	98	52	89
MicroEssentials® from Mosaic	68	—	8	—	44	38	15	—
Potash from Mosaic/Canpotex	198	240	108	125	278	257	253	180

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(54)	$16	$(0.10)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(7)	2	(0.01)
Louisiana gypstack costs	Phosphates	Cost of goods sold	(7)	2	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	15	(4)	0.03
ARO adjustment	Phosphates	Other operating income (expense)	(31)	9	(0.06)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(16)	(0.05)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	4	(1)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	13	(4)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(12)	4	(0.02)
Total Notable Items			$(81)	$9	$(0.19)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q2 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$21	$(5)	$0.04
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	7	(2)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(5)	1	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	1	—	—
Plant City closure costs	Phosphates	Other operating income (expense)	(369)	85	(0.73)
ARO adjustment	Phosphates	Other operating income (expense)	(3)	1	(0.01)
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	8	(2)	0.02
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(10)	(0.02)
Total Notable Items			$(347)	$70	$(0.72)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q1 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$23	$(6)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(7)	0.05
Louisiana gypstack costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	11	—	0.03
Total Notable Items			$42	$(9)	$0.09

Q4 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$11	$(0.17)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	—
Integration costs	Corporate and Other	Other operating income (expense)	(6)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(33)	(0.09)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(3)	—	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(30)	4	(0.06)
Asset write-off	Phosphates	Other operating income (expense)	(18)	3	(0.04)
Asset write-off	Potash	Other operating income (expense)	(39)	5	(0.09)
Total Notable Items			$(176)	$(9)	$(0.48)

Q3 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(2)	$—	$—
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	11	(2)	0.02
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Realized loss on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(7)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(29)	(0.08)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(13)	$(28)	$(0.11)

Q2 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$18	$(0.16)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(34)	8	(0.07)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(6)	1	(0.01)
Refinement of inventory costing	Potash	Cost of goods sold	(4)	1	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(6)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	13	0.04
Sales tax refund	Phosphates	Other operating income (expense)	6	(1)	0.01
Total Notable Items			$(128)	$42	$(0.22)

Q1 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$9	$(0.06)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(12)	3	(0.02)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(18)	5	(0.03)
Integration costs	Corporate and Other	Other operating income (expense)	(8)	2	(0.02)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(16)	5	(0.03)
Refinement of inventory costing	Potash	Cost of goods sold	(5)	2	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(15)	4	(0.03)
Realized loss on RCRA Trust securities	Phosphates	Other non-operating income (expense)	(5)	1	(0.01)
Severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	48	0.13
Total Notable Items			$(115)	$80	$(0.09)

Q4 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(p) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)	$2	$(0.07)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)	1	(0.05)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(12)	—	(0.04)
Discrete tax items relating to changes in US tax laws	Consolidated	(Provision for) benefit from income taxes	—	(456)	(1.30)
Other discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(7)	(0.02)
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	—
Restructuring	Phosphates	Other operating income (expense)	(20)	2	(0.05)
ARO adjustment	Phosphates	Other operating income (expense)	(11)	1	(0.03)
Asset write-off	Phosphates	Other operating income (expense)	(8)	1	(0.02)
Resolution of royalty matter	Potash	Cost of goods sold	—	2	0.01
Total Notable Items			$(97)	$(454)	$(1.57)

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See “Non-GAAP Reconciliations”.

(b)	See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Includes MicroEssentials, K-Mag, Aspire and animal feed finished specialty products as a percentage of Phosphate and Potash segment sales tonnes.

(f)	Includes MicroEssentials and animal feed finished specialty products.

(g)	Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.

(h)	Includes crop nutrient dry concentrates and animal feed ingredients.

(i)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(j)	Amounts are representative of our average ammonia costs in cost of goods sold.

(k)	Amounts are representative of our average sulfur costs in cost of goods sold.

(l)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.

(m)	Includes K-Mag, Aspire and animal feed finished specialty products.

(n)
MOP production cash costs including brine and excluding Canadian resource tax are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

(o)	Includes phosphate and potash crop nutrients and animal feed ingredients.

(p)	Tax impact is based on our expected annual effective tax rate.

(q)	Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.

(r)	Q3 2019 and Q2 2019 included the loss on Plant City related to closure costs.

(s)	Starting in Q3 2019, includes approximately $6 million of accelerated depreciation included as a notable item.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Consolidated Net Income (Loss)	$(431)	$42	$68	$247	$112	$131	$(233)	$(44)
Less: Consolidated Interest Expense, Net	(40)	(49)	(45)	(41)	(31)	(47)	(46)	(43)
Plus: Consolidated Depreciation, Depletion & Amortization	172	217	217	215	235	218	221	211
Plus: Accretion Expense	6	12	12	13	11	15	13	16
Plus: Share-Based Compensation Expense	3	15	7	3	2	15	7	2
Plus: Consolidated Provision for (Benefit from) Income Taxes	490	(50)	4	91	33	46	(52)	69
Plus: Notable Items	95	115	128	13	176	(42)	347	69
Consolidated Adjusted EBITDA	$375	$399	$480	$622	$603	$430	$349	$366

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.